UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 15, 2006

Brooke Corporation

(Exact name of registrant as specified in its charter)

Kansas	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 661-0123

Registrant’s telephone number, including area code

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2006 (the “Closing Date”), Brooke Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), by and between the Company and an accredited institutional investor (the “Purchaser”). Pursuant to the Securities Purchase Agreement, the Company issued to the Purchaser the Series 2006 Preferred Stock, described in Item 3.02 of this Report, the description of which is incorporated herein by reference. In addition, on the Closing Date, the Company granted to the Purchaser the warrant described in Item 3.02 of this Report, the description of which is incorporated herein by reference. The Securities Purchase Agreement and the form of Warrant are filed as Exhibit 10.01 and Exhibit 10.03, respectively, to this Report, the terms of which are incorporated herein by reference.

On the Closing Date, the Company entered into the Registration Rights Agreement (the “Registration Rights Agreement”), by and between the Company and the Purchaser. Pursuant to the Registration Rights Agreement, the Company granted registration rights to the Purchaser with respect to the Common Stock of the Company issuable upon conversion of the Series 2006 Preferred Stock and upon exercise of the Warrants and the Company agreed to file a registration statement for the resale of such Common Stock within thirty days of the Closing Date. The Registration Rights Agreement is filed as Exhibit 10.02 to this Report and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On the Closing Date, in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 4(2) of the 1933 Act and Regulation D promulgated thereunder (the “Private Placement”), the Company issued to the Purchaser, an accredited institutional investor, the following securities:

(i) 20,000 shares of the Company’s newly designated 13% Perpetual Convertible Preferred Stock Series 2006, par value $1.00 per share (“Series 2006 Preferred Stock”), with an aggregate stated value of $20,000,000, which is convertible at a price of $17.00 per share (subject to anti-dilution adjustments) initially into 1,176,471 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) based upon the conversion formula set forth in the Certificate of Designations, Preferences and Rights of 13% Perpetual Convertible Preferred Stock Series 2006 of the Company, dated as of September 14, 2006, as corrected by the Certificate of Correction thereto, dated September 15, 2006 (as corrected, the “Certificate of Designations”), which are included as Exhibits 4.01 and 4.02, respectively, to this Report and the terms of which are incorporated herein by reference; and

(ii) a warrant (the “Warrant”) to purchase 235,294 shares of Common Stock exercisable at any time on or after the Closing Date at an initial exercise price of $23.9954 per share, subject to anti-dilution adjustments, expiring four years from the Closing Date.

The Certificate of Designations provides that dividends on the Series 2006 Preferred Stock will be paid in cash at a rate of 13 percent per annum and, subject to certain exceptions, no dividends will be accrued or paid on the Series 2006 Preferred Stock for the first two years after the Closing Date.

The Purchaser may convert the Series 2006 Preferred Stock into Common Stock pursuant to the terms of the transaction documents. Beginning two years after the Closing Date, under certain circumstances, the Company may require the Purchaser to convert the Series 2006 Preferred Stock if the price of the Common Stock exceeds $29.75 per share for a specified number of days.

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Upon the occurrence of certain triggering events, the Company may be required, at the option of the Purchaser, to redeem all or a portion of the Series 2006 Preferred Stock at a price not less than 115 percent of the stated value of, plus accrued dividends on, the Series 2006 Preferred Stock being redeemed. In addition, subject to certain conditions, the Company may optionally redeem up to 50 percent of the Series 2006 Preferred Stock for a cash payment equal to 115 percent of the investment amount being redeemed beginning two years from the Closing Date and the Company may redeem the remaining Series 2006 Preferred Stock upon the same terms beginning five years from the Closing Date.

The voting powers, designation, conversion rights, redemption rights, preferences, limitations, restrictions and relative rights of the Series 2006 Preferred Stock and the holders thereof are set forth in full in the Certificate of Designations. The terms of the Warrant, including, but not limited to, its rights and preferences and the exercise features, are set forth in the form of Warrant.

The consideration received by the Company from the Purchaser for the purchase of the Series 2006 Preferred Stock and the Warrant was $14,600,000, less approximately $876,000 in fees paid to the placement agent pursuant to an agreement with the Company in connection with the Private Placement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Private Placement described in Item 3.02 of this Report, pursuant to the authority granted to the Board of Directors of the Company by the Amendment and Restatement to the Articles of Incorporation of the Company, the Board of Directors of the Company redesignated (i) 180,000 shares of previously authorized and unissued 2003 Convertible Preferred Stock as undesignated preferred stock of the Company and (ii) 20,000 shares of previously authorized and unissued 2003 Convertible Preferred Stock as Series 2006 Preferred Stock, in accordance with the Certificate to Redesignate the 2003 Convertible Preferred Stock of the Company (the “Certificate to Redesignate”).

On the Closing Date, the Company filed the Certificate to Redesignate and the Certificate of Designations with the Secretary of State of the State of Kansas. Upon filing, the Certificate to Redesignate and the Certificate of Designations became a part of the Company’s Articles of Incorporation, as amended. The Certificate of Designations sets forth the voting powers, designation, conversion rights, preferences, limitations, restrictions and relative rights of the Series 2006 Preferred Stock and the holders thereof.

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the 1933 Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 15, 2006, the Company issued a press release announcing the completion of the Private Placement. The text of the press release is attached hereto as Exhibit 99.01, and is incorporated herein by reference.

The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainties associated with the

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conversion price for the Series 2006 Preferred Stock and the number of shares of Common Stock actually issued as a result of the conversion of the Series 2006 Preferred Stock and exercise of the Warrant, uncertainties associated with the use of proceeds from the sale of the Series 2006 Preferred Stock and the Warrant, uncertainties associated with adjustments, conditions, restrictions and protections included in the terms of the agreements, the Series 2006 Preferred Stock, the Warrant and other documents related to the sale of the Series 2006 Preferred Stock and Warrant and related transactions, the uncertainty that the Company and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the Company’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
3.01	Certificate to Redesignate the 2003 Convertible Preferred Stock of the Company, as filed with the Kansas Secretary of State on September 15, 2006

4.01	Certificate of Designations, Preferences and Rights of 13% Perpetual Convertible Preferred Stock Series 2006 of the Company, as filed with the Kansas Secretary of State on September 15, 2006

4.02	Certificate of Corrections to the Certificate of Designations, Preferences and Rights of 13% Perpetual Convertible Preferred Stock Series 2006 of the Company, as filed with the Kansas Secretary of State on September 15, 2006

10.01	Securities Purchase Agreement, dated as of September 15, 2006, by and between the Company and HBK Master Fund L.P.

10.02	Registration Rights Agreement, dated as of September 15, 2006, by and between the Company and HBK Master Fund L.P. (Included as Exhibit C of Exhibit 10.01)

10.03	Form of Warrant, dated as of September 15, 2006 (Included as Exhibit B of Exhibit 10.01)

99.01	Press Release of the Company, dated September 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKE CORPORATION

By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

Date: September 18, 2006

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